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Item 19 Exhibits

Exhibit Index

Exhibit No.	Description

1.1	Memorandum and Articles of Association of the Registrant as in effect on the date hereof.

2.1	Deposit Agreement among the Registrant and The Bank of New York, as Depositary, and the holders from time to time of the American Depositary Receipts issued thereunder, including the form of American Depositary Receipt, is incorporated by reference to the Registration Statement on Form F-6 (No.333,148017) filed with the Commission on December 12, 2007.

4.1	Service Agreement between SmithKline Beecham Corporation and Jean-Pierre Garnier is incorporated by reference to Exhibit 4.1 to the Registrant’s Annual Report on Form 20-F filed with the Commission on March 26, 2004.

4.2	Amendment to Service Agreement between SmithKline Beecham Corporation and Jean-Pierre Garnier.

4.3	UK Service Agreement between GlaxoSmithKline Services Unlimited and Julian Heslop is incorporated by reference to Exhibit 4.3 to the Registrant’s Annual Report on Form 20-F filed with the Commission on March 3, 2006.

4.4	Service Agreement between SmithKline Beecham Corporation and Monsif Slaoui.

4.5	UK Service Agreement between GlaxoSmithKline Services Unlimited and Andrew Witty.

4.6	Service Agreement between SmithKline Beecham Corporation and Christopher Viehbacher.

8.1	A list of the Registrant’s principal subsidiaries is incorporated by reference to pages 149 to 151 of this Annual Report on Form 20-F.

12.1	Certification Required by Rule 13a-14(a) or 15d-14(a) under the Securities Exchange Act of 1934 – Jean-Pierre Garnier.

12.2	Certification Required by Rule 13a-14(a) or 15d-14(a) under the Securities Exchange Act of 1934 – Julian Heslop.

13.1	Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code).

15.1	Consent of PricewaterhouseCoopers LLP.

Signature

The registrant hereby certifies that it meets all of the requirements for filing on Form 20-F and that it has duly caused and authorized the undersigned to sign this annual report on its behalf.

GlaxoSmithKline plc

February 29, 2008	By:	/s/ Julian Heslop
Julian Heslop
Chief Financial Officer